THIS   SECURITY  AND  THE  COMMON  STOCK   ISSUABLE  UPON  ITS
CONVERSION HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF THE STATES OF THE UNITED STATES AND OTHER JURISDICTIONS.

                               CELGENE CORPORATION

               9.00% SENIOR CONVERTIBLE NOTE DUE JANUARY 20, 2004

PPN No.:                                                              $2,100,000
No. R-1

                  CELGENE CORPORATION, a corporation duly organized and existing under the laws of Delaware (the "Company") for value received, hereby promises to pay to JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY, or registered assigns, the principal sum of TWO MILLION ONE HUNDRED THOUSAND DOLLARS ($2,100,000) on January 20, 2004 and to pay interest thereon, from January 20, 1999, or from the most recent interest payment date to which interest has been paid or duly provided for, semiannually on January 20 and July 20 in each year, commencing July 20, 1999, at the rate of 9.00% per annum, until the principal hereof is due, and at the rate of 11.00% per annum on any overdue principal and premium, if any, and, to the extent permitted by law, on any overdue interest. The interest so payable, and punctually paid or duly provided for, on any interest payment date will be paid to the person in whose name this Security (or one or more predecessor Securities) is registered at the close of business on the regular record date for such interest, which shall be the January 1 or July 1 (whether or not a Business Day), as the case may be, next preceding such interest payment date. Payment of the principal of (and premium, if any, on) this Security shall be made upon the surrender of this Security to the Company, at its office at 7 Powder Horn Drive, Warren, NJ 07059 (or such other office within the United States as shall be notified by the Company to the holder hereof) (the "Designated Office"), in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts, by transfer to a U.S. dollar account maintained by the payee with a bank in the United States of America. Payment of interest on this Security shall be made by wire transfer to a U.S. dollar account maintained by the payee with a bank in the United States of America, provided that if the holder shall not have furnished wire instructions in writing to the Company no later than the record date relating to an interest payment date, such payment may be made by U.S. dollar check mailed to the address of the Person entitled thereto as such address shall appear in the Company security register. This Security will rank pari passu with all existing and future senior debt of the Company.

         This Security is one of the Company's 9.00% Senior Convertible Notes due January 20, 2004, limited to $15,000,000.00 aggregate principal amount, issued pursuant to that certain Note Purchase Agreement dated January 20, 1999 (such agreements, as amended, modified and supplemented from time to time, the "Note Purchase Agreement") between the Company and the Purchasers named therein, and the holder hereof is entitled to the benefits of the Note Purchase
Agreement, and may enforce the agreements contained herein and therein and exercise the remedies provided for hereby and thereby or otherwise available in respect hereof and thereof, all in accordance with the terms hereof and thereof.

                  1. Optional Redemption With Premium. This Security is subject to redemption upon not less than 30 nor more than 60 days' notice by mail, at any time on or after January 20, 2001, as a whole or in part, (in any amount that is an integral multiple of $1000) at the election of the Company, at a redemption price of 103% the principal amount thereof, together with accrued interest to the redemption date, but interest installments whose stated maturity is on or prior to such redemption date will be payable to the holder of this Security, or one or more predecessor Securities, of record at the close of business on the relevant record dates referred to on the face hereof; provided, however, that the Company may not redeem this Security on or prior to January 20, 2002 unless the Closing Price of the Common Stock exceeds 225 % of the Conversion Price for each Trading Day in a period of 20 Consecutive Trading Days commencing not earlier than January 20, 2001. The term "Conversion Price" on any day shall equal $1,000 divided by the Conversion Rate in effect on each such day.

                  2. Conversion. (a) The holder of this Security is entitled at any time on or after January 20, 2000 and before the close of business on January 20, 2004 (or, in case this Security or a portion hereof is called for redemption or the holder hereof has exercised its right to require the Company to repurchase this Security or a portion hereof, then in respect of this Security or such portion hereof, as the case may be, until and including, but (unless the Company defaults in making the payment due upon redemption or repurchase, as the case may be) not after, the close of business on the redemption date or the Repurchase Date, as the case may be) to convert this Security (or any portion of the principal amount hereof that is an integral multiple of $1,000), into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at the rate of 55.56 shares of Common Stock for each $1,000 principal amount of Security (or at the current adjusted rate if an adjustment has been made as provided below) (the "Conversion Rate") by surrender of this Security, duly endorsed or assigned to the Company or in blank to the Company at the Designated Office, accompanied by written notice to the Company that the holder hereof elects to convert this Security (or if less than the entire principal amount hereof is to be converted, specifying the portion hereof to be converted). Upon surrender of this Security for conversion, the holder will be entitled to receive the interest accruing on the principal amount of this Security then being converted from the interest payment date next preceding the date of such conversion to such date of conversion. No payment or adjustment is to be made on conversion for dividends on the

Common Stock issued on conversion hereof. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest, the Company shall pay a cash adjustment, computed on the basis of the Closing Price of the Common Stock on the date of conversion, or, at its option, the Company shall round up to the next higher whole share. This Security shall be deemed to have been converted immediately prior to the close of business on the day of surrender hereof for conversion, in accordance with the foregoing provisions, and at such time the rights of the holder hereof, as a holder hereof, shall cease, and the Person or Persons entitled to receive the Common Stock issuable on conversion shall be treated by all Persons as the holder or holders of such Common Stock at such time. Upon any partial conversion of this Security, the Company, at its expense, will forthwith issue and deliver to, or upon the order of the holder hereof, a new Convertible Note or Convertible Notes in principal amount equal to the unconverted principal amount of such surrendered Convertible Note, such new Convertible Note or Convertible Notes to be dated and to bear interest from the date to which interest has been paid on such surrendered Convertible Note.

                  As promptly as possible after the conversion of this Security, in whole or in part, and in any event within ten (10) days thereafter, the Company, at its expense, will issue and deliver a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion.

                  (b) The Conversion Rate shall be subject to adjustments from time to time as follows:

                  (1) In case the Company shall pay or make a dividend or other distribution on any class of capital stock of the Company payable in shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the Determination Date for such dividend or other distribution shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such Determination Date and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such increase to become effective immediately after the opening of business on the day following such Determination Date. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

                  (2)  Subject to the last  sentence  of  paragraph  (7) of this
         Section 2(b), in case the Company shall issue rights, options, warrants or convertible securities entitling the holders thereof to subscribe for or purchase shares of Common Stock at a price per share less than the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock on the Determination Date for such distribution, the Conversion Rate in effect at the opening of business on the day following such Determination Date, shall be increased by dividing such Conversion Rate by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on such Determination Date plus the number of shares of Common Stock which the aggregate amount received by the Company upon the issuance of such rights, options, warrants or convertible securities plus the aggregate amount receivable by the Company upon the exercise or conversion of such rights, options, warrants or convertible securities would purchase at such current market price and the denominator shall be the number of shares of Common Stock outstanding at the close of business on such Determination Date plus the number of shares of Common Stock so offered for subscription or purchase, such increase to become effective immediately after the opening of business on the day following such Determination Date provided, that no such adjustment need to be made in the case of the granting by the Company to employees or directors of the Company or consultants to the Company of Common Stock and/or options to purchase Common Stock and the issuance of Common Stock upon the exercise of such options. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not issue any rights, options, warrants or convertible securities in respect of shares of Common Stock held in the treasury of the Company.

         (3) In case outstanding shares of Common Stock shall each be subdivided into a greater number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately increased, and, conversely, in case outstanding shares of Common Stock shall each be combined into a smaller number of shares of Common Stock, the Conversion Rate in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately reduced, such increase or reduction, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         (4) Subject to the last sentence of paragraph (7) of this Section 2(b), in case the Company shall, by dividend or otherwise, distribute evidences of its indebtedness, shares of any class of capital stock, or other property (including securities, but excluding (i) any rights, options, warrants or convertible security referred to in paragraph (2) of this Section 2(b) (ii) any dividend or distribution paid exclusively in cash, (iii) any dividend or distribution referred to in paragraph (1) of this Section 2(b) and (iv) any merger or consolidation to which Section 2(h) applies), the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the Determination Date for such distribution by a fraction of which the numerator shall be the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock on such Determination Date less the then fair market value (as determined in good faith by the Board of Directors of the Company) of the portion of the assets, shares or evidences of indebtedness so distributed applicable to one share of Common Stock and the denominator shall be such current market price per share of the Common Stock, such adjustment to become effective immediately prior to the opening of business on the day following such Determination Date provided, that no such adjustment need be made in the case of an underwritten public offering of Common Stock in which the shares of Common Stock are sold to the public at a price per share equal to or in excess of 95% of the market price per share of the Common Stock as of the date of the pricing of such underwritten public offering. If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (4) by reference to the actual or when issued trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the current market price per share pursuant to paragraph (8) of this
Section 2(b).

         (5) In case the Company shall, by dividend or otherwise, make a Cash Distribution, then, and in each such case, immediately after the close of business on the Determination Date for such Cash Distribution, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on such Determination Date by a fraction (a) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock on such Determination Date less an amount equal to the quotient of (1) the amount of such Cash Distribution divided by (2) the number of shares of Common Stock outstanding on such Determination Date and (b) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock on such Determination Date.

         (6) In case the Company or any Subsidiary shall make an Excess Purchase Payment, then, and in each such case, immediately prior to the opening of business on the day after the tender offer in respect of which such Excess Purchase Payment is to be made expires, the Conversion Rate shall be adjusted so that the same shall equal the rate determined by dividing the Conversion Rate in effect immediately prior to the close of business on the Determination Date for such tender offer by a fraction (a) the numerator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock on such Determination Date less an amount equal to the quotient of (A) the Excess Purchase

Payment divided by (B) the number of shares of Common Stock outstanding (including any tendered shares) as of the Determination Date less the number of all shares validly tendered and not withdrawn as of the Determination Date and
(b) the denominator of which shall be equal to the current market price per share (determined as provided in paragraph (8) of this Section 2(b)) of the Common Stock as of such Determination Date.

         (7) The reclassification of Common Stock into securities other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 2(h) applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be the Determination
Date), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph
(3) of this Section 2(b)). Rights, options, warrants or convertible securities issued by the Company entitling the holders thereof to subscribe for or purchase shares of Common Stock, which rights, options, warrants or convertible securities (i) are deemed to be transferred with such shares of Common Stock,
(ii) are not exercisable and (iii) are also issued in respect of future issuances of Common Stock, in each case in clauses (i) through (iii) until the occurrence of a specified event or events ("Trigger Event"), shall for purposes of this Section 2(b) not be deemed issued until the occurrence of the earliest Trigger Event.

         (8) Except as otherwise provided in the last sentence of this subsection (8) of Section 2(b) for the purpose of any computation under paragraphs (2), (4), (5) or (6) of this Section 2(b) the current market price per share of Common Stock on any date shall be calculated by the Company and be deemed to be the average of the daily Closing Prices for the five (5) consecutive Trading Days selected by the Company commencing not more than ten
(10) Trading Days before, and ending not later than, the earlier of the day in question and the day before the "ex date" with respect to the issuance or distribution requiring such computation. For purposes of this paragraph, the term "ex date", when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way in the applicable securities market or on the applicable securities exchange without the right to receive such issuance or distribution. The current market price with respect to any option issued to any employee or director of the Company or consultant to the Company shall be the fair market value on the date of grant determined by reference to the market price on the day of the grant of such option or to the market price at the close of business on the Trading Day immediately preceding such grant.

                  (9) No adjustment in the Conversion Rate shall be required unless such adjustment (plus any adjustments not previously made by reason of this paragraph (9)) would require an increase or decrease of at least one percent in such rate; provided, however, that any adjustments which by reason of this paragraph (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 2 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

                  (10) The Company may make such increases in the Conversion Rate, for the remaining term of the Securities or any shorter term, in addition to those required by paragraphs (1), (2), (3), (4), (5) and
         (6) of this Section 2(b) as it considers to be advisable in order to avoid or diminish any income tax to any holders of shares of Common Stock resulting from any dividend or distribution of stock or issuance of rights, options, warrants or convertible securities to purchase or subscribe for stock or from any event treated as such for income tax purposes.

                  (c)  Whenever the  Conversion  Rate is adjusted as provided in
Section 2(b), the Company shall compute the adjusted Conversion Rate in accordance with Section 2(b) and shall prepare a certificate (the "Conversion Rate Certificate") signed by the Senior Financial Officer of the Company setting forth the adjusted Conversion Rate and showing in reasonable detail the facts upon which such adjustment is based, and shall promptly deliver such certificate to the holder of this Security. If the holders of the Convertible Notes and the Company cannot agree in writing as to the adjusted Conversion Rate in accordance with Section 2(b), the holders of the Convertible Notes and the Company shall determine the adjusted Conversion Rate in accordance with the following procedure. The holders of the Convertible Notes and the Company shall each appoint one registered securities broker, licensed with the Securities and Exchange Commission to sell securities to the public, which broker shall be a senior vice president, managing director or equivalent of a major securities brokerage company with offices in New York, New York. Each of such brokers shall have no less than ten (10) years experience in such field, shall be unaffiliated with, and their employer securities brokerage company shall be unaffiliated with, the holders of the Convertible Notes and the Company and shall not have previously participated in any underwriting of the Company's Common Stock in any public offering or provided any Material investment banking or corporate advisory services to the Company. The holders of the Convertible Notes and the Company shall make their appointments promptly and, in any event, within thirty
(30) days from the date of the Conversion Rate Certificate. The two brokers shall meet and shall be instructed to render a determination of the adjusted Conversion Rate to the holders of the Convertible Notes and the Company within sixty (60) days of the date of the Conversion Rate Certificate. If the two brokers cannot agree, then each broker shall render their independent determination and the two brokers shall simultaneously therewith provide the name of a third broker acceptable to the two brokers meeting the criteria set forth above. The third broker shall be instructed to render a determination of the adjusted Conversion Rate within thirty (30) days of his or her appointment. The two closest determinations of the adjusted Conversion Rate shall be averaged and shall constitute the adjusted Conversion Rate. If the two brokers cannot agree upon a third broker, the selection of a third broker shall be submitted to binding arbitration in New York, New York under the rules of the American Arbitration Association. In the event that the difference between the Company's calculation of the adjusted Conversion Rate and the calculation of the adjusted Conversion Rate determined by the foregoing process is five percent (5%) or greater then the costs and expenses of the brokers and any arbitration shall be paid by and be the obligation of the Company and in the event that such difference is less than five percent (5%) the holders of the Convertible Notes (as a group) shall each pay its pro rata share of 50% of such costs and expenses and the Company shall pay 50% of such costs and expenses.

                  (d) In case:

                  (1) the Company shall declare a dividend or other distribution on its Common Stock payable (i) otherwise than exclusively in cash or
         (ii) exclusively in cash in an amount that would require any adjustment pursuant to Section 2(b); or

                  (2) the Company shall authorize the granting to the holders of its Common Stock of rights, options, warrants or convertible securities to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

                  (3) of any reclassification of the Common Stock of the Company, or of any consolidation, merger or share exchange to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance, sale, transfer or lease of all or substantially all of the assets of the Company; or

                  (4) of the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

                  (5) the Company or any Subsidiary shall commence a tender offer for all or a portion of the Company's outstanding shares of Common Stock (or shall amend any such tender offer);

then the Company shall cause to be delivered to the holder of this Security, at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record, expiration or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, rights, options, warrants or convertible securities or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights, options, warrants or convertible securities are to be determined, (y) the date on which the right to make tenders under such tender offer expires or (z) the date on which such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, share exchange, conveyance, transfer, sale, lease, dissolution, liquidation or winding up. Neither the failure to give such notice nor any defect therein shall affect the legality or validity of the proceedings described in clauses (1) through (5) of this
                  Section 2(d).

                                    (e) The Company  shall at all times  reserve
                  and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Security, the full number of shares of Common Stock then issuable upon the conversion of this Security.

                                    (f) Except as provided in the next sentence,
                  the Company will pay any and all taxes and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of this Security. The Company shall not, however, be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the holder of this Security, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.

                                    (g) The  Company  agrees  that all shares of
                  Common Stock which may be delivered upon conversion of the Security, upon such delivery, will have been duly authorized and validly issued and will be fully paid and nonassessable (and shall be issued out of the Company's authorized but unissued Common Stock) and, except as provided in the second sentence of Section 2(f), the Company will pay all taxes, liens and charges with respect to the issue thereof.

                                    (h)  In  case  of any  consolidation  of the
                  Company with any other Person, any merger of the Company into another Person or of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any conveyance, sale, transfer or lease of all or substantially all of the properties and assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such properties and assets, as the case may be, shall execute and deliver to the holder of this Security a supplemental agreement providing that such holder has the right, during the period this Security shall be convertible as specified in
                  Section 2(a), to convert this Security only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease (including any Common Stock retainable) by a holder of the number of shares of Common Stock of the Company into which this Security might have been converted immediately prior to such consolidation, merger, conveyance, sale, transfer or lease, assuming such holder of Common Stock of the Company (i) is not a Person with which the Company consolidated, into which the Company merged or which merged into the Company or to which such conveyance, sale, transfer or lease was made, as the case may be (a "Constituent Person"), or an Affiliate of a Constituent Person and (ii) failed to exercise its rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer, or lease is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, conveyance, sale, transfer or lease by others than a Constituent Person or an Affiliate of a Constituent Person and in respect of which such rights of election shall not have been exercised ("Non-electing Share"), then for the purpose of this Section 2(h) the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance, sale, transfer or lease by the holders of each Non- electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-electing Shares). Such supplemental agreement shall provide for adjustments which, for events subsequent to the effective date of such supplemental agreement, shall be as nearly equivalent as may be practicable to the adjustments provided for in this
                  Section 2. The above provisions of this Section 2(h) shall similarly apply to successive consolidations, mergers, conveyances, sales, transfers or leases. In this paragraph, "securities of the kind receivable" upon such consolidation, merger, conveyance, transfer, sale or lease by a holder of Common Stock means securities that, among other things, are registered and freely transferable under the Securities Act, and listed and approved for quotation in all securities markets, in each case to the same extent as such securities so receivable by a holder of Common Stock.

                                    (i)  The   Company   (i)  will   effect  all
                  registrations with, and obtain all approvals by, all governmental authorities that may be necessary under any United States Federal or state law (including the Securities Act, the Exchange Act and state securities and Blue Sky laws) for the shares of Common Stock issuable upon conversion of this Security to be lawfully issued and delivered as provided herein, and thereafter publicly traded (if permissible under the Securities Act) and qualified or listed as contemplated by clause (ii) (it being understood that the Company shall not be required to register the Common Stock issuable on conversion hereof under the Securities Act, except pursuant to the Registration Rights Agreement between the Company and the initial holder of this Security); and (ii) will list the shares of Common Stock required to be issued and delivered upon conversion of Securities, prior to such issuance or delivery, on each national securities exchange on which outstanding Common Stock is listed or quoted at the time of such delivery, or if the Common Stock is not then listed on any securities exchange, to qualify the Common Stock for quotation on the Nasdaq National Market or such other inter-dealer quotation system, if any, on which the Common Stock is then quoted.

                  (i) For purposes hereof: (references to Sections shall mean Sections of this Security unless otherwise specified)

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Business Day" means any day other than a Saturday, a Sunday or other day which shall be in Boston, Massachusetts or New York, New York or a legal holiday or a day on which commercial banks in Boston, Massachusetts or New York, New York are required or authorized to be closed.

                  "Cash Distribution" means the distribution by the Company to holders of its Common Stock of cash, other than any cash that is distributed upon a merger or consolidation to which Section 2(h) applies or as part of a distribution referred to in paragraph (4) of Section 2(b).

                  "Change of Control" is defined in Section 3(f)(2).

                  "Closing" is defined in Section 1 of the Note Purchase Agreement.

                  "Closing Price" means, with respect to the Common Stock of the Company, for any day, the reported last sale price per share on the Nasdaq
National Market, or, if the Common Stock is not admitted to trading on the Nasdaq National Market, on the principal national securities exchange or inter-dealer quotation system on which the Common Stock is listed or admitted to trading, or if not admitted to trading on the Nasdaq National Market, or listed or admitted to trading on any national securities exchange or inter-dealer quotation system, the average of the closing bid and asked prices per share in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by the Company for that purpose.

                  "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

                  "Common Stock" means the Common Stock, par value $.01 per share, of the Company authorized at the date of this instrument as originally executed. Subject to the provisions of Section 2(h), shares issuable on conversion or repurchase of this Security shall include only shares of Common Stock or shares of any class or classes of common stock resulting from any reclassification or reclassifications thereof; provided, however, that if at any time there shall be more than one such resulting class, the shares so issuable on conversion of this Security shall include shares of all such classes, and the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

                  "Convertible Note(s)"shall mean one or more of the Company's 9.00% Senior Convertible Notes due January 20, 2004.

                  "Conversion Price" is defined in Section 1.

                  "Conversion Rate" is defined in Section 2(a).

                  "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

                  "Designated Office" is defined in the Preamble.

                  "Determination Date" means, in the case of a dividend or other distribution, including the issuance of rights, options, warrants or convertible securities, to the date fixed for the determination of those entitled to receive such dividend or other distribution, and in the case of a tender offer, the last time that tenders could have been made pursuant to such tender offer.

                  "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, licenses, written agreements or written governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

                  "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with the Company under section 414 of the Code.

                  "Excess Purchase Payment" means the product of (A) the excess, if any, of (i) the amount of cash plus the fair market value (as determined in good faith by the Company's Board of Directors) of any non-cash consideration required to be paid with respect to one share of Common Stock acquired or to be acquired in a tender offer made by the Company or any Subsidiary of the Company for all or any portion of the Common Stock over
(ii) the current market price per share as of the last time that tenders could have been made pursuant to such tender offer and (B) the number of shares validly tendered and not withdrawn as of the Determination Date in respect of such tender offer.

                  "Event of Default" is defined in the preamble to Section 4.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

                  "Hazardous Materials" means any and all pollutants, toxic or hazardous wastes or any other substances that might pose a hazard to health or safety, the remediation of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is restricted, prohibited or penalized by any applicable Environmental Law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

                  "holder" means, with respect to this Security or any other Convertible Note, the Person in whose name it is registered in the register maintained by the Company pursuant to Section 6(d).

                  "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease (as defined by GAAP), upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

                 "Make-Whole Amount" is defined in Section 4(g).

                  "Material"   means  material  in  relation  to  the  business,
operations, affairs, financial condition, assets, properties, or prospects of the Company and its Subsidiaries taken as a whole.

                  "Material  Adverse Effect" means a material  adverse effect on
(a) the business, operations, affairs, financial condition, assets, properties or prospects of the Company and its Subsidiaries taken as a whole, or (b) the ability of the Company to perform its obligations under the Note Purchase Agreement, the Registration Rights Agreement and the Convertible Notes, or (c) the validity or enforceability of this Agreement or the Convertible Notes.

                  "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

                  "Note Purchase Agreement" is defined in the Preamble.

                  "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

                  "Person"  means  an  individual,   partnership,   corporation,
limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

                  "Plan" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

                  "Purchaser(s)" JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY; JOHN HANCOCK VARIABLE LIFE INSURANCE COMPANY; SIGNATURE lA (CAYMAN), LTD; SIGNATURE 3 LIMITED; and HANCOCK MEZZANINE PARTNERS L.P.

                  "Registration Rights Agreement" means the Registration Rights Agreement dated as of the date hereof among the Purchasers and the Company.

                  "Repurchase Date" is defined in Section 3(a).

                  "Repurchase Price" is defined in Section 3(a).

                  "Responsible Officer" means any Senior Financial Officer and any other senior officer of the Company with responsibility for the administration of the relevant covenants in this Security or in the Note Purchase Agreement.

                  "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder, all as the same shall be in effect from time to time.

                  "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

                  "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

                  "Trading Day" means (i) if the Common Stock is admitted to trading on the Nasdaq National Market or any other system of automated dissemination of quotations of securities prices, a day on which trades may be effected through such system; (ii) if the Common Stock is listed or admitted for trading on the New York Stock Exchange or any other national securities exchange, a day on which such exchange is open for business; or (iii) if the Common Stock is not admitted to trading on the Nasdaq National Market or listed or admitted for trading on any national securities exchange or any other system of automated dissemination of quotation of securities prices, a day on which the Common Stock is traded regular way in the over-the-counter market and for which a closing bid and a closing asked price for the Common Stock are available.

                  3. Right to Require Repurchase. (a) In the event that a Change in Control shall occur, then the holder of this Security shall have the right, at such holder's option, to require the Company to repurchase, and upon the exercise of such right the Company shall repurchase, this Security, or any portion of the principal amount hereof that is equal to $1,000 or any integral multiple thereof, on the date (the "Repurchase Date") that is thirty (30) Trading Days after the date on which the Company gives notice thereof to the holder of this Security, at a purchase price equal to 100% of the principal amount of this Security to be repurchased plus interest accrued to the Repurchase Date (the "Repurchase Price"): provided, however, that installments of interest on this Security whose stated maturity is on or prior to the Repurchase Date shall be payable to the holder of this Security, or one or more predecessor Securities, registered as such on the relevant Record Date according to their terms. At the option of the Company, the Repurchase Price may be paid in cash or subject to the fulfillment by the Company of the conditions set forth in each of Section 5 and Section 6 and subject to the limitations set forth in each of Section 5 and Section 6, by delivery of shares of Common Stock or in common stock of any Person which succeeds the Company up to a maximum amount of ten percent (10%) of the then issued and outstanding Common Stock or common stock of such Person following any Change in Control, provided, however, the cash plus the fair market value of such shares shall equal the Repurchase Price. The Company agrees to give the holder of this Security notice of any Change in Control, by facsimile transmission confirmed in writing by overnight courier service, promptly and in any event within two (2) Trading Days of the occurrence thereof.

                  (b) To exercise a repurchase right, the holder shall deliver to the Company on or before the 10th Trading Day prior to the Repurchase Date, together with this Security, written notice of the holder's exercise of such right, which notice shall set forth the name of the holder, the number of shares of Common Stock then owned by such holder and its affiliates, the principal amount of this Security to be repurchased (and, if this Security is to be repurchased in part, the portion of the principal amount thereof to be repurchased and the name of the person in which the portion thereof to remain outstanding after such repurchase is to be registered) and a statement that an election to exercise the repurchase right is being made thereby and, in the event that the Repurchase Price shall be paid in whole or in part by the delivery of shares, as provided above, the name or names (and the addresses) in which the certificates for shares shall be issued. Such written notice shall be irrevocable, except that the right of the holder to convert this Security (or the portion hereof with respect to which the repurchase right is being exercised) shall continue until the close of business on the Repurchase Date (or if the Company elects to pay the Repurchase Price by delivery of shares as provided above, until the close of business on the Trading Day immediately preceding the first delivery of shares with respect thereto).

                  (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the holder the Repurchase Price in cash or shares, as provided above, together with accrued and unpaid interest to the Repurchase Date; provided, however, that installments of interest that mature on or prior to the Repurchase Date shall be payable in cash, to the holders of this Security, or one or more predecessor Securities, registered as such at the close of business on the relevant regular record date.

                  (d) If this Security (or portion thereof) is surrendered for repurchase and is not so paid on or prior to the Repurchase Date. the principal amount of this Security (or such portion hereof, as the case maybe) shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at eleven percent (11%) per annum, and shall remain convertible into Common Stock until the principal of this Security (or portion thereof, as the case may be) shall have been paid or duly provided for.

                  (e) If this Security is to be repurchased only in part, it shall be surrendered to the Company at the Designated Office (with, if the Company so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company duly executed by, the holder hereof or his attorney duly authorized in writing), and the Company shall execute and make available for delivery to the holder without service charge, a new Security or Securities, containing identical terms and conditions, each in an authorized denomination in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

                  (f)      For purposes of this Section 3.

                  (1) the term "beneficial owner" shall be determined in accordance with Rule 13d-3 promulgated by the Securities and Exchange Commission pursuant to the Exchange Act; and

                  (2) a "Change in Control" shall be deemed to have occurred at the time, after the original issuance of this Security, of:

                  (i) the acquisition by any Person of beneficial ownership, directly or indirectly, through a purchase, merger or other acquisition transaction or series of transactions, of shares of capital stock of the Company entitling such Person to exercise 50% or more of the total voting power of all shares of capital stock of the Company entitled to vote generally in the election of directors (any shares of voting stock of which such Person is the beneficial owner that are not then outstanding being deemed outstanding for purposes of calculating such percentage) other than any such acquisition by the Company or any employee benefit plan of the Company; or

                  (ii) any consolidation or merger of the Company with or into, any other Person, any merger of another Person with or into the Company, or any conveyance, transfer, sale, lease or other disposition of all or substantially all of the assets of the Company to another Person (other than (a) any such transaction (x) which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock and (y) pursuant to which holders of Common Stock immediately prior to such transaction have the entitlement to exercise, directly or indirectly, 50% or more of the total voting power of all shares of capital stock entitled to vote generally in the election of directors of the continuing or surviving Person immediately after such transaction and (b) any merger which is effected solely to change the jurisdiction of incorporation of the Company and results in a reclassification, conversion or exchange of outstanding shares of Common Stock into solely shares of common stock,

                  4. Events of Default. (a) "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary, or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                  (1) (A) default in the payment of any principal or premium, if any, upon this Security when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise or (B) default in the payment of any interest upon this Security when it becomes due and payable, and continuance of such default for a period of five (5) days; or

                  (2)  default  by  the  Company  in  the   performance  of  its
         obligations in respect of any conversion of this Security (or any portion hereof) in accordance with Section 2; or

                  (3) failure by the Company to give any notice of a Change of Control required to be delivered in accordance with Section 3(a); or

                  (4) default in the performance, or breach, of any material covenant or warranty of the Company herein, in the Note Purchase Agreement, or in the Registration

         Rights Agreements (other than a covenant or warranty a default in the performance or breach of which is specifically dealt with elsewhere in this Section 4(a)) and continuance of such default or breach for a period of 30 days after the earlier to occur of(A) the Company's obtaining knowledge of such default or (B) the Company's receiving written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) any representation or warranty made in writing by or on behalf of the Company or by any officer of the Company furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

                  (6) a final judgment or judgments for the payment of money aggregating in excess of $250,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after tile expiration of such stay; or

                  (7) a default under all3, bond, debenture, note or other evidence of indebtedness for money borrowed by the Company, or under any agreement, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any indebtedness for money borrowed by the Company. with a principal amount then outstanding in excess of $1,000,000, whether such indebtedness now exists or shall hereafter be created, which default shall constitute a failure to pay the principal of such indebtedness (in whole or in any part greater than $1,000,0003 when due and payable or shall have resulted in such indebtedness (in whole or in any part greater than $1,000.0003 becoming or being declared due and payable prior to the date on which it would otherwise have become due and payable; or

                  (8) if(i) any Plan other than a Multiemployer Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan other than a Multiemployer Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan other than a Multiemployer Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan other than a Multiemployer Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(183 of ERISA) under all Plans other than a Multiemployer Plan, determined in accordance with Title IV of ERISA, shall exceed $250,000, (iv) the Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment wealthier benefits in a manner that would increase the liability of the

                  Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect. (As used in this Section 4(a)(8), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.); or

                                    (9) if, as a result of any Change of Control
                           or any other consolidation or merger, the holding by the Purchasers or any assignees thereof of this Security or the holding of any Common Stock or common stock of any Person succeeding the Company, issued to the Purchasers or any assignees thereof after conversion of this Security would constitute, with respect to any Plan (other than a Multiemployer Plan) a prohibited transaction which would violate the prohibitions of section 406 of ERISA or which would subject any "disqualified person" (as defined in section 4975(e)(2) of the Code) to a tax pursuant to section 4975(c)(1)(A)-(D) of the Code; or

                                    (10)   the   entry   by   a   court   having
                           jurisdiction in the premises of(A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                                    (11) the  commencement  by the  Company of a
                           voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or similar relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or not paying its debts as they become due or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action.

                                    (b) If an Event of  Default  (other  than an
                  Event of Default specified in Section 4(a)(l0) or 4(a)(11)) occurs and is continuing, then in every such case the holder of this Security may declare the principal hereof to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration such principal and all accrued interest hereon shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Company shall forthwith upon any such acceleration pay to the holder of this Security (i) the entire principal of and interest accrued on this Security, and
                  (ii) in addition, to the extent permitted by applicable law, an amount equal to the Make Whole Amount, as liquidated damages and not as a penalty; and, in case of the occurrence of an Event of Default of the character described in subdivisions 4(a)(10) or 4(a)(11) the principal of and accrued interest on this Security, ipso facto shall become immediately due and payable without any declaration or other act of the holder of this Security and without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, and the Company shall forthwith upon any such acceleration pay to the holder of this Security (x) the entire principal of and interest accrued on this Security and (y) in addition, if such Event of Default is "Voluntary" (as hereinafter defined), to the extent permitted by applicable law, an amount equal to the Make-Whole Amount, as liquidated damages and not as a penalty.

                           For purposes of this section 4(a),  "Voluntary" shall
                  mean an Event of Default of the character described in subdivisions 4(a)(l 0) or 4(a)(11 ) which shall have been (x) procured by the Company or any officer, director, stockholder or Affiliate of the Company or (y) primarily the result of action or inaction by the Company or by any officer, director, stockholder or Affiliate of the Company.

                                    (c) In case any one or more of the Events of
                  Default specified in section 4(a) shall have occurred, and irrespective of whether this Security has become or has been declared immediately due and payable under section 4(a), the holder of this Security may proceed to protect and enforce its rights either by suit in equity or by action at law, or both. The Company stipulates that the remedies at law of the holder of this Security in the event of any Default or threatened Default by the Company in the performance of or compliance width any covenant or agreement in this Security, the Note Purchase Agreement or the Registration Rights Agreement are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance thereof, whether by an injunction against a violation thereof or otherwise.

                                    (d) No remedy  conferred  in this  Security,
                  the Note Purchase Agreement or the Registration Rights Agreement is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or thereunder or now or hereafter existing at law or in equity or by statute or otherwise.

                                    (e) No course of dealing between the Company
                  and any of its Subsidiaries, on the one hand, and the holder of this Security, on the other hand, and no delay by any such holder in exercising any rights hereunder or under the Note Purchase Agreement or the Registration Rights Agreement shall operate as a waiver of any rights of such holder.

                  (f) In case any one or more of the Events of Default specified in section 4(a) shall have occurred, all amounts to be applied to the prepayment or payment of this Security shall be applied, after the payment of all related costs and expenses incurred by the holder of this Security (including, without limitation, compensation to any and all trustees, liquidators, receivers or similar officials and reasonable fees, expenses and disbursements of counsel) in such order of priority as is determined by the holder of this Security.

                  (g) The term "Make-Whole Amount" means, with respect to this Security, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of this Security over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "Called Principal" means, with respect to this Security, the principal of this Security that has become or is declared to be immediately due and payable pursuant to Section 4(b).

                  "Discounted Value" means, with respect to the Called Principal of this Security, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on this Security is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "Reinvestment Yield" means, with respect to the Called Principal of this Security, 150 basis points over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "PX-I" of the Bloomberg Financial Markets Services Screen for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or
         (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the duration closest to and greater than the Remaining Average Life and (2) the actively traded U.S. Treasury security with the duration closest to and less than the Remaining Average Life.

                  "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "Remaining Scheduled Payment" means, with respect to the Called Principal of this Security, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of this Security, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date.

                  "Settlement Date" means, with respect to the Called Principal of this Security, the date on which such Called Principal or has become or is declared to be immediately due and payable pursuant to Section 4(b).

                  5. Consolidation. Merger, Etc. (a) The Company shall not consolidate with or merge into any other Person or, directly or indirectly, convey, transfer, sell or lease all or substantially all of its properties and assets to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or, directly or indirectly, convey, transfer, sell or lease all or substantially all of its properties and assets to the Company, unless:

                  (1) in case the Company shall consolidate with or merge into another Person or convey, transfer, sell or lease all or substantially all of its properties and assets to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer or sale, or which leases, all or substantially all the properties and assets of the Company shall be a corporation, limited liability company, partnership or trust, shall be organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the holder of this Security in form satisfactory to the holder, the due and punctual payment of the principal of(and premium, if any) and interest on this Security and the performance or observance of every covenant of this Security on the part of the Company to be performed or observed, including the conversion rights provided herein (which shall thereafter relate to common stock of such successor, on a basis reasonably designed to preserve the economic value to the holder of this Security of such conversion rights);

                  (2) immediately after giving effect to such transaction and treating any indebtedness which becomes an obligation of the Company or a Subsidiary of the Company as a result of such transaction as having been incurred by the Company or such Subsidiary of the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an
Event of Default, shall have happened and be continuing;

                  (3) the Company has delivered to the holder of this Security an officers' certificate stating that such consolidation, merger, conveyance, transfer, sale or lease and, if a supplemental agreement is required in connection with such transaction, such supplemental agreement, comply with this Section and that all conditions precedent herein provided for relating to such transaction have been complied with; and

                  (4) counsel for the Company has delivered to the holder of this Security an opinion of such counsel with respect to such consolidation, merger, conveyance, transfer, sale or lease, and if a supplemental agreement is required in connection with such transaction, such supplemental agreement, which opinion shall be, in form and substance, reasonably acceptable to such holder and its counsel.

                  (b) Upon any consolidation of the Company with, or merger of the Company into, any other Person or any conveyance, transfer, sale or lease of all or substantially all of the properties and assets of the Company in accordance with Section 5(a), the successor Person formed by such consolidation or into which the Company is merged or to which such conveyance, transfer, sale or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Security with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person shall be relieved o fall obligations and covenants under this Security.

                  6. Payment in Stock. (a) The Company may elect to pay some or all of the Repurchase Price by delivery of shares of Common Stock or shares of common stock in any Person succeeding the Company, if and only if, each of the following conditions shall be satisfied (without limiting any other conditions contained herein):

                  (1) Any such payment shall be made in five equal installments, on each of the five consecutive Trading Days ending on and including the third Trading Day immediately preceding the date when any cash payment would otherwise be due, and the shares of Common Stock or common stock of any Person succeeding the Company deliverable in payment of each such installment shall have a fair market value as of the date of such installment of not less than 20% of the amount of such payment due hereunder which is payable in shares of stock. For purposes of this Section 6, the fair market value of shares of Common Stock shall be equal to 95% of the Closing Price for the immediately preceding Trading Day;

                  (2) In the event any shares of Common Stock or common stock of any Person succeeding the Company to be issued in respect of any amount due hereunder require registration under any Federal securities law before such shares may be freely transferrable without being subject to any transfer restrictions under the Securities Act of 1933 upon issuance, such registration shall have been completed and shall have become effective prior to the date of the first such installment;

                  (3) In the event any shares of Common Stock or common stock of any Person succeeding the Company to be issued in respect of any amount due hereunder require registration with or approval of any governmental authority under any State law or any other Federal law before such shares may be validly issued or delivered upon issuance or transferred freely, such registration shall have been completed or have become effective and such approval shall have been obtained, in each case, prior to the date of the first such installment;

                  (4) The shares of Common Stock or common stock of any Person succeeding the Company deliverable in payment of such amount due hereunder shall have been approved for quotation in the Nasdaq National Market immediately prior to the date of the first such installment or, if at the time its shares of Common Stock or shares of common stock of any Person succeeding the Company are listed or admitted for trading on any national securities exchange, the shares of Common Stock or common stock in any Person succeeding the Company and deliverable shall have been so listed or admitted for trading.

                  (5) All shares of Common Stock or common stock of any Person succeeding the Company deliverable in payment of such amount due hereunder shall, upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive rights;

                  (6) In respect of each such payment date, the Company shall have given the holder of this Security not less than 10 nor more than 15 Trading Days' notice of its election to effect payment in respect of such payment date by delivery of shares of Common Stock; provided that any such notice shall accompany the Company's notice of a Change of Control relating thereto; and

                  (7) The Company shall deliver, or cause to be delivered a certificate from the Person succeeding the Company which states, that after giving effect to any Change of Control that the holding by the Purchasers or any assignees thereof of this Security, or the holding of any Common Stock or common stock of any Person succeeding the Company after conversion of this Security would not constitute a prohibited transaction which would violate the prohibition of section 406 of ERISA or which would subject any "disqualified person" (as defined in section 4975(e)(2) of the Code) to a tax pursuant to section 4975 (c)(1)(A)-(D) of the Code.

                  If all of the conditions set forth in this Section 6(a) are not satisfied in accordance with the terms hereof, any such amount due hereunder shall be paid by the Company only in cash.

                  (b) Any issuance of shares of Common Stock or shares of common stock of any Person succeeding the Company in respect of any installment due hereunder pursuant to this Section 6 shall be deemed to have been effected immediately prior to the close of business on the date of delivery of such installment and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such delivery shall be deemed to have become on such date the holder or holders of record of the shares represented thereby; provided, however, that in case any installment shall be due on a date when the stock transfer books of the Company shall be closed, the person or persons in whose name or names the certificate or certificates for such shares are to be issued shall be deemed to have become the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Common Stock issued pursuant to this
                  Section 6 declared prior to the relevant delivery date; and

                                    (c)   Any    issuance    and   delivery   of
                  certificates for shares of common stock or shares of common stock of any Person succeeding the Company pursuant to this
                  Section 6 shall be made without charge to the holder of this Security for such certificates or for any tax or duty in respect of the issuance or delivery of such certificates or the securities represented thereby.

                                    7. Other.  (a) No provision of this Security
shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on this Security in cash at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security as herein provided.

                                    (b) The  Company  will give  prompt  written
                  notice to the holder of Security of any change in the location of the Designated Office.

                                    (c)  The   transfer  of  this   Security  is
                  registrable on the Security Register of the Company upon surrender of this Security for registration of transfer at the Designated Office, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. Such Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. No service charge shall be made for any such registration of transfer, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith. Prior to due presentation of this Security for registration of transfer, the Company and any agent of the Company may treat the Person in whose name this Security is registered as the owner thereof for all purposes, whether or not this Security be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

                                    (d) The Company shall keep at the Designated
                  Office a register for the registration and registration of transfers of Convertible Notes. The name and address of each holder of one or more Convertible Notes, each transfer thereof and the name and address of each transferee of one or more Convertible Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Convertible Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any holder of a Convertible Note promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Convertible Notes.

                  (e) Upon surrender of any Convertible Note at the Designated Office for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Convertible Note or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Convertible Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Convertible Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Convertible Note. Each such new Convertible Note shall be payable to such Person as such holder may request and shall be substantially in the form of this Security. Each such new Convertible Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Convertible Note or dated the date of the surrendered Convertible Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of this Security. Convertible Notes shall not be transferred in denominations of less than $100,000, provided that if necessary to enable the registration of transfer by a holder of its entire holding of Convertible Notes, one Convertible Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Convertible Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 3 of the Note Purchase Agreement.

                  (f) Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of this Security (which evidence shall be notice from such holder of such ownership and such loss, theft, destruction or mutilation), and

                  (i) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of this Security is, or is a nominee for, an original holder or another institutional investor holder of this Security, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                  (ii)  in  the  case  of   mutilation,   upon   surrender   and
         cancellation thereof,

the Company at its own expense shall execute and deliver, in lieu thereof, a new Convertible Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Convertible Note or dated the date of such lost, stolen, destroyed or mutilated Convertible
Note if no interest shall have been paid thereon.

                  (g) This Security shall be governed by and construed in accordance with the laws of the State of New York, United States of America.

                  (h) So long as you or your nominee shall be holder of this Security and notwithstanding anything in this Security to the contrary, the Company will pay all sums becoming due hereunder for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in Schedule I of the Note Purchase Agreement, or by such other method provided in the Preamble or at such other address as you shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of this Security, or the making of any notation hereon, except that upon written request of the Company made concurrently with or reasonably promptly after payment in full of this Security, you shall surrender this Security for cancellation, reasonably promptly after any such request to the Company at its principal executive office or at the place of payment most recently designated by the Company. Prior to any sale or other disposition of this Security you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender this Security to the Company in exchange for a new Convertible Note pursuant to the terms hereof. The Company will afford the benefits of this Section to any institutional investor that is the direct or indirect transferee of this Security.

                     [END OF PAGE - SIGNATURE PAGE FOLLOWS]

                  Signature Page of 9.00% Senior Convertible Note due January 20, 2004

                  1N WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.

         Dated: January 20, 1999
                                                            CELGENE CORPORATION

                                                               Name:
                                                               Title:
                    Attest:

                                        ELECTION OF HOLDER TO REQUIRE REPURCHASE

                         1. Pursuant to Section 3(a) of this Security, the undersigned hereby elects to have all or a portion of this Security repurchased by the Company.

                         2. The undersigned hereby directs the Company to pay [choose one] (a) it or (b) Name: ; address: ; Social Security or Other Taxpayer Identification Number, if any: , an amount in cash or equal to 100% of the principal amount to be repurchased (as set forth below), plus interest accrued to the Repurchase Date, as provided herein.

                                                     Dated:


                                   Signature

        Number of shares of Common Stock owned by the holder and its affiliates:

        Principal amount to be repurchased (an integral multiple of $1,000):

        Remaining principal amount following such repurchase (not less than $1,000):

        NOTICE: The signature to the foregoing Election must correspond to the name as written upon the face of this Security in every particular, without alteration or any change whatsoever.

                                CONVERSION NOTICE

                  The undersigned holder of this Security hereby irrevocably exercises the option to convert this Security, or any portion of the principal amount hereof (which is an integral multiple of $1,000) below designated, into shares of Common Stock (subject to the limitation set forth in the second paragraph of Section 2(a) of the Security) in accordance with the terms of this Security, and directs that such shares, together with a check in payment for any fractional share and any Security representing any unconverted principal amount hereof, be delivered to and be registered in the name of the undersigned unless a different name has been indicated below. If shares of Common Stock or Securities are to be registered in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:
                                    Signature

Number of shares of Common Stock owned by the holder and its affiliates:

If shares or Securities are to be registered in If only a portion of the Securities is to be the name of a person other than the holder, converted, please indicate: please print such person's name and address:

                               1.       Principal amount to be converted:

                                               $
           Name

                               2.       Principal amount and denomination
                                        of Security representing unconverted
                                        principal amount to be issued:

         Address

                                  Amount: $

                                  Denominations: $
                                  (any integral multiple of $1,000)

Social Security or other Taxpayer
Identification Number, if any